UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report September 22, 2004

RESOURCES CONNECTION, INC.

Delaware	0-32113	33-0832424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

695 Town Center Drive, Suite 600, Costa Mesa, California 92626

Registrant’s telephone number, including area code (714) 430-6400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On September 22, 2004, the Board of Directors of Resources Connection, Inc. (the “Company”) unanimously agreed by written consent to appoint one of its independent directors, Julie Hill, as a member of the Audit Committee, effective immediately. With this action, the Company fulfills the requirement under Nasdaq Marketplace Rule 4350-1 (the “Requirement”) to have an audit committee comprised of at least three independent board members.

On September 24, 2004, the Company sent a letter to Nasdaq confirming the appointment and its compliance the Requirement by its Annual Meeting of Stockholders, scheduled for October 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: September 24, 2004

	By:	/s/ Donald B. Murray
Donald B. Murray
Chief Executive Officer